Exhibit 10.10


                               SERIES B DEBENTURE

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR OTHER APPLICABLE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) IN ACCORDANCE WITH THE PROVISIONS OF REGULATIONS S, RULE 901 THROUGH RULE 905 AND PRELIMINARY NOTES UNDER THE U.S. SECURITIES ACT OR (2) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE THE EARLIER OF: (1) THE DATE THAT IS 12 MONTHS AND A DAY AFTER THE DATE THE ISSUER FIRST BECAME A REPORTING ISSUER IN ANY OF ALBERTA, BRITISH COLUMBIA, MANITOBA, NOVA SCOTIA, ONTARIO, QUEBEC AND SASKATCHEWAN, IF THE ISSUER IS A SEDAR FILER; AND (2) THE DATE THAT IS 12 MONTHS AND A DAY AFTER THE LATER OF (A) THE DISTRIBUTION DATE, AND (B) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN THE LOCAL JURISDICTION OF THE PURCHASER OF THE SECURITIES THAT ARE THE SUBJECT OF THE TRADE.

No. _______                                                       CAD$__________

                          GREAT AMERICAN MINERALS, INC.

                         SERIES B CONVERTIBLE DEBENTURE

THIS DEBENTURE is one of a duly authorized issue of Debentures of GREAT AMERICAN MINERALS, INC., a corporation duly organized and existing under the laws of Nevada (the "Company") designated as its Series B Convertible Debentures, in an aggregate principal face amount not exceeding Seven Hundred Fifty Thousand Canadian Dollars (CAD$750,000) which Debentures are being purchased at 100% of the face amount of such Debentures.

         FOR VALUE RECEIVED, the Company promises to pay to ____________________ the registered holder hereof and its successors and assigns (the "Holder"), the

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principal face sum of ______________________ Canadian Dollars (CAD$_________) on
May 26, 2005 (the "Maturity Date") which is the date one year after the date of original issuance of this Debenture. Except as provided in Paragraph 8 below regarding the Default Interest Rate, no interest shall be payable on the principal of the Debenture. The principal (and Default Interest if applicable) so payable will be paid to the person in whose name this Debenture (or one or more predecessor Debentures) is registered on the records of the Company regarding registration and transfers of the Debentures (the "Debenture Register"); provided, however, that the Company's obligation to a transferee of this Debenture arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions of the Subscription Agreement between the Company and the original Holder hereof (the "Subscription Agreement"). The principal of, and any interest on, this Debenture are payable in such coin or currency of Canada as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Debenture Register of the Company as designated in writing by the Holder hereof from time to time. The Company will pay the outstanding principal due upon this Debenture before or on the Maturity Date less any amounts required by law to be deducted or withheld, to the Holder of this Debenture by check or wire transfer as designated by Holder and addressed to such Holder at the last address appearing on the Debenture Register. The forwarding of such check or wire transfer shall constitute a payment of outstanding principal hereunder and shall satisfy and discharge the liability for principal on this Debenture to the extent of the sum represented by such check or wire transfer plus any amounts so deducted.

         This Debenture is subject to the following additional provisions:

         1. The Debentures are issuable in denominations of One Thousand Canadian Dollars (CAD$1,000) and integral multiples of One Thousand Canadian Dollars (CAD$1,000) above such minimum. The Debentures are exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holders surrendering the same but not less than CAD$1,000. No service charge will be made for such registration or transfer or exchange, except that transferee shall pay any tax or other governmental charges payable in connection therewith.

         2. This Debenture has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "U.S. Securities Act") and applicable state securities laws and the securities laws of the applicable provinces as set forth in the Subscription Agreement (the "Securities Legislation"). Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected or bound by notice to the contrary. Any prospective transferee of this Debenture may be required to give the Company an opinion of counsel satisfactory to the Company to the effect that the Debenture and shares of common stock issuable upon conversion or transfer thereof have been registered under the U.S. Securities Act or are exempt from such registration and that the transfer complies with the applicable Securities Legislation.

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         3. (a) As used herein, the "Triggering Event" shall mean the fifth business day after the offering day for the Company's initial public offering of its equity securities (the "IPO"). The IPO is anticipated to be conducted on the TSX Venture Exchange.

                  (b) As used herein, the "IPO Price" shall mean the initial public offering price (expressed in, or converted to, Canadian Dollars) of the IPO per share or unit of Company equity securities offered in the IPO. If the IPO consists of units of stock and warrants, the IPO Price shall be the per unit initial offering price and this Debenture shall be convertible into such units (including any warrants on the same terms as those included in the IPO, as described below. If the IPO consists of shares of stock, the IPO Price shall be the per share initial offering price and this Debenture shall be convertible into such shares, as described below.

                  (c) As used herein, the "Conversion Price" shall mean sixty percent (60%) of the IPO Price.

                  (d) The Company shall notify the Holder of this Debenture of the time of the Triggering Event. Such Notice shall be given as soon as practicable after the Company has determined the time of the Triggering Event, but in no event less than 48 hours prior to the Triggering Event.

                  (e) During the period commencing upon the effective date of the Company's prospectus for its IPO and ending on the Triggering Event, the Holder of this Debenture is entitled, at its option, to convert the entire principal face amount of this Debenture then outstanding, together with accrued default interest, if any, into a number of shares or units of the Company's equity securities of the class offered in the IPO determined by dividing such principal and interest, if any, by the Conversion Price. Such conversion shall be effectuated by surrendering the Debentures to be converted (with a copy, by facsimile or courier, to the Company) to the Company's transfer agent with the form of conversion notice attached hereto as Exhibit I, executed by the Holder of this Debenture evidencing such Holder's intention to convert this Debenture, and accompanied by proper assignment hereof in blank. Accrued but unpaid interest shall be subject to conversion. No fractional shares or scrip representing fractions of shares will be issued on conversion, and any principal or interest which would otherwise have been converted into a fractional share shall be paid to the Holder in cash. The date on which notice of conversion is given shall be deemed to be the date on which the Holder has delivered this Debenture, with the assignment and conversion notice duly executed, to the Company or, if earlier, the date set forth in such notice of conversion if a facsimile copy of the notice of conversion was received on such date and the original Debenture is received by the Company within two (2) business days thereafter.

                  (f) If this Debenture is outstanding and has not been converted at the option of the Holder pursuant to Paragraph 3(e) by the Triggering Event, then without any further action on the part of the Company or the Holder, the entire principal face amount of this Debenture then outstanding, together with accrued default interest, if any, shall be automatically converted into a number of shares of the Common Stock determined by dividing such principal and interest, if any, by the Conversion Price. From and after the time of such automatic conversion, this Debenture shall represent only the right to receive, upon surrender of this Debenture to the Company, the number of shares of Common Stock into which it was so converted.

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         4. No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and any interest on, this Debenture at the time, place, and rate, and in the currency, herein prescribed. Other than the payment of cash in lieu of issuing fractional shares upon conversion, the Company may not prepay this Debenture prior to maturity.

         5. The Company hereby expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of intent to accelerate, and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

         6. The Company agrees to pay all costs and expenses, including reasonable attorneys' fees, which may be incurred by the Holder in collecting any amount due under this Debenture.

         7. If one or more of the following described "Events of Default" shall occur and continue for 30 days unless a different time frame is noted below:

                  (1) The Company shall default in the payment of principal or interest on this Debenture; or

                  (2) Any of the representations or warranties made by the Company herein, in the Subscription Agreement, or in any certificate or financial or other written statements heretofore furnished by or on behalf of the Company in connection with the execution and delivery of this Debenture or the Subscription Agreement shall be false or misleading in any material respect at the time made; or

                  (3) The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Company under this Debenture and such failure shall continue uncured for a period of thirty (30) days after notice from the Holder of such failure; or

                  (4) The Company shall (1) become insolvent; (2) admit in writing its inability to pay its debts generally as they mature; (3) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (4) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

                  (5) A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within thirty (30) days after such appointment; or

                  (6) Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole

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                           or any substantial portion of the properties or
                           assets of the Company and shall not be dismissed within thirty (30) days thereafter; or

                  (7) Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within thirty (30) days;

Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Debenture immediately due and payable, without presentment, demand, protest or (further) notice of any kind (other than notice of acceleration), all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

         8. Commencing upon the occurrence of an Event of Default (other than an Event of Default described in Paragraphs 7(2) or 7(3)), the principal balance of this Debenture shall bear interest at the Default Interest Rate of ten percent (10%) per annum, payable quarterly in arrears.

         9. The Company will use its best efforts during the period of one year from the issuance of the Debentures to seek a listing of its common stock through the facilities of the TSX Venture Exchange. The Company will use its best efforts (a) to file with the United States Securities and Exchange Commission and cause to become effective a registration statement for the resale of the Common Stock issuable on conversion of this Debenture, and (b) to keep such registration statement effective until the second anniversary of the Triggering Event.

         10. This Debenture is the unsecured obligation of the Company. If on the business day following the Maturity Date, this Debenture remains outstanding and has not been paid or converted, then the Company agrees to grant a security interest in all of its assets to the Holders of all Debentures of this series, pari passu. The security interest granted to the Holders of Debentures of this series shall be subordinate to the security interest to be granted to the holders of the Company's Series A Convertible Debentures.

         11. This Debenture represents an obligation of the Company. However, no recourse shall be had for the payment of the principal of, or the interest on, this Debenture, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

         12. The Holder of this Debenture, by acceptance hereof, agrees that this Debenture is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Debenture or the Shares of Common Stock issuable upon exercise thereof except under circumstances which will not result in a violation of the Securities Legislation, the U.S. Securities Act or any

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applicable state Blue Sky law or similar laws relating to the sale of securities.

         13. In case any provision of this Debenture is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Debenture will not in any way be affected or impaired thereby.

         14. This Debenture and the agreements referred to in this Debenture constitute the full and entire understanding and agreement between the Company and the Holder with respect to the subject hereof. Neither this Debenture nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

         15. This Debenture shall be governed by and construed in accordance with the laws of Nevada.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated: May 26, 2004
                                                GREAT AMERICAN MINERALS, INC.

                                                By: ____________________________
                                                Title:__________________________

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                                    EXHIBIT I

                              NOTICE OF CONVERSION

   (To be Executed by the Registered Holder in order to Convert the Debenture)



         The undersigned hereby irrevocably elects to convert the above Debenture No. ___ into Shares of Common Stock or Units of Great American Minerals, Inc. (the "Company") according to the conditions set forth in such Debenture, as of the date written below.



Date of Conversion


Signature ____________________________________________________________________
                   [Print Name of Holder and Title of Signer]

Address: _____________________________________________________________________


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